UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2021

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 29, 2021, Valley National Bancorp (“Valley”) and The Westchester Bank Holding Corporation (“Westchester”) issued a joint press release announcing the execution of the Merger Agreement (as defined below), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Presentation materials used in connection with an investor presentation related to the Merger (as defined below) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information being furnished pursuant to Item 7.01 of this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 will not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1 and 99.2).

Item 8.01 Other Events.

On June 29, 2021, Valley entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Westchester, a Delaware corporation and the parent company of The Westchester Bank (“TWB”), pursuant to which, upon the terms and subject to the conditions of the Agreement, Westchester will merge with and into Valley, with Valley as the surviving entity (the “Merger”), and simultaneously with the Merger, TWB will merge with and into Valley National Bank, with Valley National Bank as the surviving entity.

Upon the terms and subject to the conditions of the Agreement, upon the consummation of the Merger, holders of Westchester’s common stock will receive 229.645 shares of Valley’s common stock for each share of Westchester’s common stock and holders of unexercised Westchester stock options will receive in the aggregate approximately $10 million in cash. The Merger is subject to customary representations and warranties and covenants by Valley and Westchester, including, among others, covenants relating to (a) the conduct of each party’s business during the period prior to the consummation of the Merger and (b), subject to certain limited exceptions, (1) Westchester’s obligations to facilitate Westchester’s stockholders’ consideration of, and voting upon, the Merger Agreement and the Merger, (2) the recommendation by Westchester’s board of directors in favor of approval of the Merger Agreement and the Merger, (3) Westchester’s obligation to submit the Merger Agreement to its stockholders for approval at a meeting of stockholders held for that purpose, and (4) Westchester’s non-solicitation obligations relating to alternative business combination transactions. In addition, the Merger is subject to customary closing conditions and termination rights, and further provides that a termination fee of $8.5 million will be payable by Westchester to Valley upon termination of the Merger Agreement under certain specified circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of Valley, Westchester or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Valley, Westchester, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Valley, Westchester, their respective affiliates or their respective businesses, the Merger Agreement, and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Westchester and a prospectus of Valley, as well as in the Forms 10-K, Forms 10-Q and other filings that Valley makes with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Important Information and Where to Find It

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Valley of Westchester. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, Valley will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Westchester and a prospectus of Valley (the “Proxy Statement/Prospectus”), and Valley may file with the SEC other relevant documents concerning the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Westchester. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, WESTCHESTER AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800, or by directing a request to The Westchester Bank Holding Corporation, 12 Water Street, White Plains, New York 10601.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Valley or Westchester. However, Valley, Westchester and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Westchester in respect of the proposed transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations, including the potential effects of the COVID-19 pandemic on Valley’s businesses and financial results and conditions. Forward-looking statements include, without limitation, statements relating to the impact Valley and Westchester expect the proposed merger to have on the combined entity’s operations, financial condition, and financial results, and Valley’s and Westchester’s expectations about the ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Valley and Westchester expect to realize as a result of the proposed acquisition. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” or similar statements or variations of such terms. Such forward looking statements involve certain risks and uncertainties. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Valley and Westchester) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Valley or Westchester; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; the risk that the businesses of Valley and Westchester will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed acquisition may not be fully realized or may take longer to realize than expected; changes in the estimates of non-recurring charges; disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Valley or Westchester have business relationships; the reaction to the proposed transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Valley, Westchester and the proposed transaction; the continued

impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among Valley’s clients; the continued impact of COVID-19 on Valley’s employees and Valley’s ability to provide services to Valley’s customers and respond to their needs as more cases of COVID-19 may arise in Valley’s primary markets; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of Valley’s participation in and execution of government programs related to the COVID-19 pandemic or as a result of Valley’s actions in response to, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that Valley grants forbearances or not act to collect Valley’s loans; the impact of forbearances or deferrals Valley is required or agree to as a result of customer requests and/or government actions, including, but not limited to Valley’s potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation of the London Interbank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within Valley’s market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in Valley’s allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in Valley’s loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower cost funding sources within Valley’s deposit base, including Valley’s inability to achieve deposit retention targets under Valley’s branch transformation strategy; cyber attacks, computer viruses or other malware that may breach the security of Valley’s websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage Valley’s systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB), and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase Valley’s allowance for credit losses, write down assets, reimburse customers, change the way Valley does business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in Valley’s capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on Valley’s business caused by severe weather, the COVID 19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom Valley has trading, clearing, counterparty and other financial relationships; and other factors, many of which are beyond the control of us and Westchester. A detailed discussion of factors that could affect Valley’s results is included in Valley’s SEC filings, including the “Risk Factors” section of Valley’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in Valley’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Valley with the SEC and are available on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Valley and Westchester undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as specifically required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint press release, dated June 29, 2021.

99.2	Valley National Bancorp investor presentation materials.

99.3	Agreement and Plan of Merger, by and between Valley National Bancorp and The Westchester Bank Holding Corporation, dated as of June 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2021	VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel

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